EXHIBIT 10.1

CONFIDENTIAL

AMENDMENT 5 TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This AMENDMENT 5 TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of February 24, 2020 (this “Amendment”), is entered into by and among CHENIERE CCH HOLDCO II, LLC, a Delaware limited liability company (“Issuer”), CHENIERE ENERGY, INC., a Delaware limited liability company (“Parent”), EIG MANAGEMENT COMPANY, LLC, a Delaware limited liability company, as technical agent for the Note Holders (“Technical Agent”), each Person identified as a Note Holder on the signature pages hereto and THE BANK OF NEW YORK MELLON (“BNYM”), as administrative agent for the Note Holders (“Administrative Agent”) and as collateral agent.

RECITALS

A.    Reference is made to that certain Amended and Restated Note Purchase Agreement, dated as of March 1, 2015, by and among Issuer, Technical Agent, Administrative Agent, each Person identified as a Note Purchaser on the signature pages thereto, and, solely for purposes of acknowledging and agreeing to Section 9 thereto, Parent (as amended by the Amendment to Amended and Restated Note Purchase Agreement, dated March 16, 2015, Amendment 2 to Amended and Restated Note Purchase Agreement, dated May 8, 2015, Amendment 3 to Amended and Restated Note Purchase Agreement, dated May 22, 2018, and Amendment 4 to Amended and Restated Note Purchase Agreement, dated February 18, 2020, the “Existing Note Purchase Agreement”, and as amended by this Amendment and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended Note Purchase Agreement”).

B.    Issuer, Technical Agent and the undersigned Note Holders (which constitute all Note Holders) desire to amend the Existing Note Purchase Agreement to (i) provide that the initial Issuer Initiated Conversion shall be deemed to have occurred on March 2, 2020 (whether or not such conversion shall have in fact occurred) for all purposes under the Note Documents and the Registration Rights Agreement, (ii) permit the Issuer, at its election, to deliver cash consideration in lieu of Parent Common Stock upon any future conversion of Notes, (iii) provide an agreed settlement price for any cash settlement in lieu of Parent Common Stock occurring on or before September 2, 2020 and (iv) require additional notice and access by the Technical Agent to Parent’s officers and independent public accountants, as described in this Amendment, and forms of the agreed documentation in Exhibit 1 hereto to be provided prior to any conversion that includes a conversion into Parent Common Stock occurring on or before September 2, 2020, in each case, subject to the satisfaction of the conditions set forth in this Amendment.

C.    Concurrent with the entering into of this Amendment, the Issuer desires to deliver to Technical Agent, with a copy to Administrative Agent, an Issuer Initiated Conversion Notice to convert $300,000,000.00 aggregate principal amount of Notes into cash on March 2, 2020.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Issuer, Parent, Technical Agent, Administrative Agent and the undersigned Note Holders hereby agree as follows:

SECTION 1.    Defined Terms. Except as otherwise expressly provided herein, capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Note Purchase Agreement. The interpretive provisions specified in subsection 1.3 of the Existing Note Purchase Agreement also apply to this Amendment mutatis mutandis.

SECTION 2.    Amendments to NPA. The Existing Note Purchase Agreement is hereby amended as of the Amendment No. 5 Effective Date (as defined below) as follows:

(a)    Subsection 9.1 is amended by inserting a new clause C. as follows:

“C.    In any conversion occurring on or before September 2, 2020 (the “Fixed Conversion Price Determination Date”) that includes a conversion into Parent Common Stock, Issuer shall:

(i)     at least 24 hours prior to delivery of any Issuer Initiated Conversion Notice, provide (a) revocable notice in writing to the Technical Agent (with a copy to the Administrative Agent for information purposes only) of its intent to deliver an Issuer Initiated Conversion Notice, the revocation of which shall be solely in the Issuer’s discretion, including the principal amount of Notes that the Issuer requires the Note Holders, in the aggregate, to convert under such Issuer Initiated Conversion and the amount of (x) Notes to be repurchased in a Cash Conversion (as hereinafter defined) and (y) Notes to be converted into Parent Common Stock (such notice, a “Prior Revocable Notice”), and (b) drafts of the documents (x) required, if any, to be filed in order to comply with Section 3(ii) of the Registration Rights Agreement, which documents shall be subject to completion upon receipt from the Note Holders of (i) the name of each selling Note Holder, (ii) the number of shares of Parent Common Stock to be delivered to each Note Holder, (iii) the manner of distribution elected by the Note Holders and (iv) such other information as may be required from the Note Holders for inclusion therein, and (y) included in Schedule 9.9I hereto,

(ii)    within 24 hours prior to the delivery of the applicable Issuer Initiated Conversion Notice described in subclause (iii) below, provide access by the Technical Agent and any underwriter or broker-dealer designated by the Technical Agent who has entered into a customary non-disclosure agreement with Parent, in form and substance reasonably satisfactory to Parent and such underwriter or broker-dealer, to Parent’s officers and independent public accountants for the purposes of a customary bring-down due diligence call,

(iii)    as soon as practicable after 4:00pm (New York City time) and in no event after 4:30pm (New York City time) on the Scheduled Trading Day immediately following delivery of a Prior Revocable Notice, deliver the Issuer Initiated Conversion Notice to which the Prior Revocable Notice refers, which, for avoidance of doubt, shall not require the Note Holders, in the aggregate, to convert a principal amount of Notes greater than the amount notified in subclause (i)(a) above nor modify the amounts notified in subclause (i)(a) above, and

(iv)    concurrent with the delivery of any Issuer Initiated Conversion Notice described in subclause (iii) above, cause Parent to, (a) at its election, either file with the Securities and Exchange Commission a Current Report on Form 8-K or issue a press release, in either case, stating that an Issuer Initiated Conversion Notice has been delivered pursuant to the terms of this Agreement and specifying the amount of Notes that will be subject to conversion at the option of the Issuer, and (b) file with the Securities and Exchange Commission the documents, if any, required to be filed in order to comply with Section 3(ii) of the Registration Rights Agreement; provided that each selling Note Holder shall have delivered the information specified in subclause (i)(b) above prior to 12:00pm (New York City time) on the date following a Prior Revocable Notice.”

(b)    Subsection 9.1 is amended by inserting a new clause D. as follows:

“D.    Notwithstanding anything to the contrary in this Agreement, the other Note Documents or the Registration Rights Agreement, the Issuer and each Note Holder agree that, on and as of March 2, 2020, the first Issuer Initiated Conversion shall, for all purposes hereof and thereof other than for the purposes of subsection 9.2E, be deemed to have occurred; provided that the Issuer has complied in all respects with the terms of subsection 9.9I.”

(c)    Subsection 9.1 is amended by inserting a new clause E. as follows:

“E.    For avoidance of doubt, any Cash Conversion within the terms of subsection 9.9I hereof shall be considered a prepayment of the Notes, but such prepayment shall not require compliance with subsections 3.3C or 3.3D.”

(d)    Subsection 9.2E is amended in entirety to state as follows:

“E.    for all Issuer Initiated Conversions until the second Issuer Initiated Conversion that includes conversion into Parent Common Stock has occurred, the principal amount of the Notes being converted into Shares of Parent Common Stock shall be less than or equal to 50.0% of the principal amount of Notes outstanding on the date of delivery of the applicable Issuer Initiated Conversion Notice; and”

(e)    Subsection 9.9 is amended by inserting a new clause I. as follows:

“I.    Notwithstanding anything to the contrary in this Agreement, the other Note Documents or the Registration Rights Agreement:

(i)    The Issuer may elect (such election, a “Cash Settlement Election”) to convert all or any portion of Notes (such Notes, the “Cash Converted Notes”) into cash (such conversion into cash, a “Cash Conversion”) instead of Parent Common Stock upon any conversion of Notes occurring Prior to the Fixed Conversion Price Determination Date. Any Cash Settlement Election shall be made by the Issuer (i) in the applicable Issuer Initiated Conversion Notice, in the case of any Issuer Initiated Conversion, (ii) in the applicable Piggyback Notice, if being delivered by the Issuer following receipt of a Note Holder Initiated Conversion Notice, or

(iii) in writing to the Technical Agent (with a copy to the Administrative Agent for information purposes only) no later than 5:00pm (New York City time) on the Business Day immediately following receipt by the Issuer of a Note Holder Initiated Conversion Notice. Each Cash Settlement Election shall specify the aggregate outstanding principal amount of Notes that the Issuer intends to (i) satisfy in cash and (ii) convert into Parent Common Stock, in each case, on the applicable conversion date. Notwithstanding the definition of “Eligible Conversion Date” in the Amended Note Purchase Agreement, an Issuer Initiated Conversion Notice for a Cash Conversion that does not also include a conversion into Parent Common Stock may be delivered prior to the Eligible Conversion Date.

(ii)    Each Cash Conversion and the Issuer Initiated Conversion Notice to which it relates, if applicable, shall not occur or be delivered, as applicable, on any day during (x) the 90-Trading Day period immediately following the consummation of any previous Issuer Initiated Conversion or Note Holder Initiated Conversion and (y) the five Scheduled Trading Day period immediately following the delivery of any Issuer Initiated Conversion Notice or Note Holder Initiated Conversion Notice.

(iii)    Each Cash Conversion shall be subject to, and shall occur upon satisfaction of, the requirements set forth in subsection 9.3 or 9.7, as applicable; provided that such requirements shall be satisfied no later than 10:00am (New York City time) on the second Scheduled Trading Day immediately following the date of delivery of the relevant Issuer Initiated Conversion Notice or Note Holder Initiated Conversion Notice, as applicable. With respect to any Cash Conversion that does not also include a conversion into Parent Common Stock, the conditions specified in subsections 9.2B, 9.2C, 9.2D, 9.3A(iii), 9.6B, 9.6C and 9.6D, as applicable, as well as the Issuer’s and Parent’s obligations under the Registration Rights Agreement, shall not apply.

(iv)    For any Cash Conversion occurring on or before the Fixed Conversion Price Determination Date, the Issuer shall make a cash payment to each Note Holder in an amount equal to (x) the aggregate principal amount of Cash Converted Notes held by such Note Holder multiplied by (y) 1.08, together with all accrued and unpaid interest on such Cash Converted Notes, no later than 5:00pm (New York City time) on the second Scheduled Trading Day immediately following the date of delivery of the relevant Issuer Initiated Conversion Notice or Note Holder Initiated Conversion Notice, as applicable.”

(f)    Section 9 is amended by replacing each instance of the word “Houston” with the words “New York City”.

(g)    Schedule 9.9I is added, as attached as Exhibit 1 hereto.

SECTION 3.    Agreement to Cooperate.

(a)    Within 30 calendar days following the execution of this Amendment, Issuer and Parent shall use commercially reasonable efforts to agree with Technical Agent and any underwriter or broker-dealer designated by the Technical Agent upon (a) forms of the documents required, if any, to be filed in order to comply with Section 3(ii) of the Registration Rights Agreement, which documents shall be subject to completion upon receipt from the Note Holders of (w) the name of each selling Note Holder, (x) the number of shares of Parent Common Stock to be delivered to each Note Holder, (y) the manner of distribution elected by the Note Holders and (z) such other information as may be required from the Note Holders for inclusion therein, and (b) forms of the additional documentation included in Schedule 9.9I hereto.

(b)    Within 30 calendar days following the execution of this Amendment and, thereafter, within 10 Business Days following the filing of each annual or quarterly earnings report on Form 10-K or 10-Q, as applicable, with the Securities and Exchange Commission prior to the Fixed Conversion Price Determination Date, Issuer shall cause Parent to provide access by the Technical Agent and any underwriter or broker-dealer designated by the Technical Agent to Parent’s officers and independent public accountants for the purposes of a customary due diligence call, subject to customary confidentiality undertakings.

SECTION 4.    Effectiveness. This Amendment shall become effective on the date first specified above (such date, the “Amendment No. 5 Effective Date”).

SECTION 5.    Issuer Initiated Notice of Conversion. Technical Agent and each Note Holder agree that as of the Amendment No. 5 Effective Date the Issuer shall be deemed to have delivered an Issuer Initiated Conversion Notice for a Cash Conversion of $300,000,000.00 aggregate principal amount of Notes pursuant to the terms of Subsection 9.9I of the Amended Note Purchase Agreement, which Issuer Initiated Conversion Notice, notwithstanding any provision to the contrary in this Amendment or in the Amended Note Purchase Agreement, shall be irrevocable. Notwithstanding Subsection 9.9I(iv) of the Amended Note Purchase Agreement, the Issuer shall make the required cash payment to each Note Holder in respect of such Cash Conversion on March 2, 2020.

SECTION 6.    Effect on Note Documents.

(a)    Except as specifically amended hereby, all of the terms and conditions of the Existing Note Purchase Agreement are unaffected and shall continue to be in full force and effect and shall be binding on the parties hereto in accordance with their respective terms, except as expressly superseded by this Amendment. All references to the “Note Purchase Agreement” or the “Amended and Restated Note Purchase Agreement” in the Amended Note Purchase Agreement and the other Note Documents shall be deemed to be references to the Amended Note Purchase Agreement. This Amendment does not, except as explicitly set forth herein, constitute a waiver of compliance with, or modification or amendment of, any other term or condition under the Existing Note Purchase Agreement.

(b)    This Amendment is a “Note Document” and shall constitute an amendment of the Existing Note Purchase Agreement made under and in accordance with the terms of Subsection 12.6 thereof.

SECTION 7.    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the law of the state of New York. Subsection 12.21 of the Existing Note Purchase Agreement (INCLUDING, WITHOUT LIMITATION, WAIVER OF JURY TRIAL) is hereby incorporated by reference into this Amendment and shall apply hereto, mutatis mutandis, as if fully set forth herein.

SECTION 8.    Costs and Expenses; Severability. The provisions of Subsection 12.2 (Payment of Expenses and Indemnity) and Subsection 12.18 (Severability) of the Existing Note Purchase Agreement are hereby incorporated by reference into this Amendment and shall apply to this Amendment and the transactions contemplated hereby, mutatis mutandis, as if fully set forth herein.

SECTION 9.    Entire Agreement. This Amendment and the Amended Note Purchase Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 10.    Headings. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment or the Amended Note Purchase Agreement.

SECTION 11.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic means (including “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned have caused this Amendment to be executed by their respective duly Responsible Officers as of the date first written above.

ISSUER:

CHENIERE CCH HOLDCO II, LLC

By:	/s/ Zach Davis
Name:	Zach Davis
Title:	Senior Vice President, Finance

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

PARENT:

CHENIERE ENERGY, INC.

By:	/s/ Zach Davis
Name:	Zach Davis
Title:	Senior Vice President, Finance

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

TECHNICAL AGENT:

EIG MANAGEMENT COMPANY, LLC as Technical Agent for the Note Holders

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

ADMINISTRATIVE AGENT:

THE BANK OF NEW YORK MELLON as Administrative Agent for the Note Holders

By:	/s/ John D. Bowman
Name:	John D. Bowman
Title:	Vice President

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

NOTE HOLDERS:

EIG ENERGY FUND XV, L.P. By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG ENERGY FUND XV-A, L.P. By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

EIG ENERGY FUND XV-B, L.P. By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG ENERGY FUND XV (CAYMAN), L.P. By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG ENERGY FUND XVI, L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

EIG ENERGY FUND XVI-B, L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG ENERGY FUND XVI-E, L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG ENERGY FUND XVI (CAYMAN), L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

EIG ENERGY FUND XVI (SCOTLAND), L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG-KEATS ENERGY PARTNERS, L.P.

By: EIG-Keats Energy Partners GP, LLC, the General Partner

By: EIG Asset Management, LLC, its managing member

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG-GATEWAY DIRECT INVESTMENTS (CORPUS CHRISTI), L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

EIG CORPUS CHRISTI CO-INVESTMENT, L.P.
By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG CORPUS CHRISTI CO-INVESTMENT-B, L.P.
By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

EIG CORPUS CHRISTI CO-INVESTMENT-C, L.P.
By: EIG Management Company, LLC, its manager

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Managing Director

By:	/s/ Matthew Fox
Name:	Matthew Fox
Title:	Chief Operating Officer and Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

NOTE HOLDERS:

BROOKFIELD ASSET MANAGEMENT
PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P., on behalf of
BROOKFIELD INFRASTRUCTURE DEBT FUND CC (G) LP, pursuant to its power of attorney

By:	Brookfield Private Funds Holdings Inc., its general partner

By:	/s/ James Rickert
Name:	James Rickert
Title:	Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

NOTE HOLDERS:

AMP CAPITAL INVESTORS (IDF III EUR NO.2) S.À.R.L.
AMP CAPITAL INVESTORS (IDF III JPY NO.2) S.À.R.L.
AMP CAPITAL INVESTORS (IDF III USD NO.2) S.À.R.L.
AMP CAPITAL INVESTORS (IDF III USD HEDGED NO.2) S.À.R.L.
AMP CAPITAL INFRASTRUCTURE DEBT FUND III (ELP) L.P.

By:	/s/ Virginia Strelen
Name:	Virginia Strelen
Title:	Manager

By:	/s/ Nicolai Nielsen
Name:	Nicolai Nielsen
Title:	Manager

[Signature Page to Fifth Amendment to Amended and Restated Note Purchase Agreement]

Exhibit 1

Schedule 9.9I

Additional Documentation

1.

A customary non-disclosure agreement between the underwriter or broker-dealer designated by the Technical Agent (the “Underwriter”), in form and substance reasonably satisfactory to the Parent and the Underwriter, to govern the sharing of information required for a secondary offering and sale of the Parent Common Stock resulting from a conversion of the Notes (an “Offering”).

2.

A current Internal Revenue Service Forms W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting) and W-9 (Request for Taxpayer Identification Number and Certification).

3.	Such customary know-your-customer documentation as the Underwriter may reasonably require for the purposes of fulfilling regulatory compliance requirements for an Offering.

4.

A “comfort letter” from the independent registered public accounting firm for the Parent, to be dated the date of the pricing of an Offering, addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, covering the financial information included in the Parent’s most recent annual or quarterly earnings report as filed with the Securities and Exchange Commission on Form 10-K or 10-Q, as applicable, and other customary matters.

5.

A “bring-down comfort letter” from the independent registered public accounting firm for the Parent, to be dated the date of the settlement of an Offering, addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, covering the financial information included in the Parent’s most recent annual or quarterly earnings report as filed with the Securities and Exchange Commission on Form 10-K or 10-Q, as applicable, and other customary matters.

6.

Such customary opinions, resolutions and certificates as the Underwriter and counsel for the Underwriter may reasonably require for the purposes of enabling them to pass upon the Offering, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, contained in the Underwriter’s customary underwriting agreement.[1]

7.	A preliminary prospectus supplement describing the terms of the Offering.

8.	Press releases to be issued by the Parent upon each (i) conversion notice, (ii) launch of an Offering and (iii) pricing of an Offering.

[1]	Underwriting agreements entered into prior to the Fixed Conversion Price Determination Date to include a 10-day lock-up period.

Exhibit 1-1